SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 24, 2004


                              HOMEFED CORPORATION
                              -------------------
             Exact name of registrant as specified in its charter)


           Delaware                     1-10153                   33-0304982
           --------                     -------                   ----------
(State of other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)        File No.)             Identification No.)


     1903 Wright Place, Suite 220
         Carlsbad, California                                 92008
         --------------------                                 -----
(Address of principal executive offices)                    (Zip Code)


                                 (760) 918-8200
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 7.01  Regulation FD Disclosure.

           The information set forth in the Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting of Stockholders on August 24, 2004, attached hereto as Exhibit 99.1, is incorporated herein by reference.



Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits.

           99.1 Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting of Stockholders on August 24, 2004.


















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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       REGISTRANT:

                                       HOMEFED CORPORATION

                                       By: /s/ Erin N. Ruhe
                                           ----------------------------------
Date: August 24, 2004                      Erin N. Ruhe,
                                           Vice President and Controller


















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
                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

  99.1 Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting of Stockholders on August 24, 2004.


















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